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                                                                      EXHIBIT 32

      CERTIFICATION PURSUANT TO 18 U.S.C SECTION 1350, AS ADOPTED PURSUANT
                                       TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report of Yosemite Mortgage Fund II, LLC (the "Issuer") on Form 10-QSB for the quarter ended March 31, 2004, filed with the Securities and Exchange Commission on or about the date hereof, I, Steven M. Pontes, General Manager of MFP Management LLC, the Manager of the Issuer, and the equivalent of the chief executive officer and chief financial officer of the Issuer, certify that the Report on Form 10-QSB containing the financial statements of the Issuer fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 ( 15U.S.C. 78m(a) or 78o(d) and that information contained in the periodic report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

Date: May 17, 2004

                              /S/ STEVEN M. PONTES
                              --------------------
                              [Signature]       General Manager
                                                MFP Management LLC, Manager
                              [Title]           Principal Executive Officer
                                                Principal Financial Officer